SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
(the "Fund")

Supplement Dated January 22, 2025
to the Prospectus (the "Prospectus"), dated September 30, 2024, as amended on November 5, 2024 and
December 16, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Mar Vista Investment Partners, LLC no longer serves as a sub-adviser to the Fund. As such, all references to Mar Vista Investment Partners, LLC are hereby deleted from the Prospectus.

Additionally, PineStone Asset Management Inc. is added as a sub-adviser to the Fund. Accordingly, the Prospectus is updated as follows:

In the Fund Summary for the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
PineStone Asset Management Inc.	Nadim Rizk, CFA	Since 2025	Chief Executive Officer and Chief Investment Officer
	Andrew Chan, CIM	Since 2025	Head of Research

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Large Cap Fund," the following text is hereby added in the appropriate alphabetical order thereof:

PineStone Asset Management Inc.: PineStone Asset Management Inc. (PineStone), located at 1981 McGill College Avenue, Suite 1600, Montreal, QC, Canada H3A 2Y1, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. PineStone is a specialist global equity manager founded in 2021 that is 100% employee owned and is a registered investment adviser with the SEC. PineStone is focused exclusively on helping clients achieve their financial goals by investing in what PineStone believes to be high quality companies worldwide. PineStone had approximately USD$56.23 billion in assets under management as of September 30, 2024 and is led by Nadim Rizk, CFA. Mr. Rizk is the Chief Executive Officer and Chief Investment Officer of PineStone. Mr. Rizk has over 25 years of industry experience and founded PineStone in 2021. Prior experiences include positions as Lead Portfolio Manager, Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms, including Fiera Capital Corporation (FCC), which he joined in 2009. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University in Montréal and also obtained the CFA designation. Andrew Chan, CIM, is the Head of Research at PineStone. Mr. Chan has over 21 years of industry experience. Prior experiences include Director of Research and senior analyst positions for U.S. and global equities at leading investment management firms, most recently with FCC, which he joined in 2009. Mr. Chan graduated from McGill University in Montréal with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal. Mr. Chan can act as portfolio manager if Mr. Rizk is unable to do so. Nadim Rizk and Andrew Chan's prior employment history includes Fiera Capital Corporation from 2009 to 2021, followed by PineStone Asset Management Inc. from 2021 to present.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1582 (1/25)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Large Cap Disciplined Equity Fund
World Select Equity Fund
(the "Funds")

Supplement Dated January 22, 2025
to the Statement of Additional Information (the "SAI), dated September 30, 2024, as amended on
November 5, 2024 and December 16, 2024

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Funds.

Change in Portfolio Management of the Funds

Mar Vista Investments Partners, LLC no longer serves as a sub-adviser to the Large Cap Fund. As such, all references to Mar Vista Investment Partners, LLC are hereby deleted from the SAI.

Additionally, PineStone Asset Management Inc. is added as a sub-adviser to the Large Cap Fund. Accordingly, the SAI is updated as follows:

Under the section titled "The Adviser and Sub-Advisers," under the heading titled "The Sub-Advisers," under the sub-heading titled "PineStone Asset Management Inc.," the paragraph thereunder is hereby deleted and replaced with the following:

PINESTONE ASSET MANAGEMENT INC.—PineStone Asset Management Inc. ("PineStone"), located at 1981 McGill College Avenue, Suite 1600, Montreal, QC, Canada H3A 2Y1, serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds. PineStone is a specialist global equity manager founded in 2021 that is 100% employee owned and is a registered investment adviser with the SEC. PineStone is focused exclusively on helping clients achieve their financial goals by investing in what PineStone believes to be high quality companies worldwide. PineStone had approximately USD$56.23 billion in assets under management as of September 30, 2024 and is led by Nadim Rizk, a seasoned portfolio manager with over 25 years of experience.

In addition, under the same section, under the heading titled "Portfolio Management," under the sub-heading titled "PineStone," the paragraphs thereunder are hereby deleted and replaced with the following:

Compensation. SIMC pays PineStone a fee based on the assets under management of the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds as set forth in an investment sub-advisory agreement between PineStone and SIMC. PineStone pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds. The following information relates to the period ended September 30, 2024.

The Investment Team's compensation structure comprises a competitive base salary and a performance-based incentive plan.

Base salaries generally align with the market median and are complemented by a target bonus above the industry average. This ensures continuity and the achievement of higher goals in line with its client objectives. Both portfolio managers and analysts are compensated on the performance of the total funds they manage instead of the performance of specific investment ideas or sectors. PineStone believes that this better aligns analysts' interests with those of portfolio managers and clients as they are incentivized to focus on the good of the Investment Team and its overall performance generated on behalf of clients.

To better align PineStone's Investment Team's interests with those of its clients, performance-based compensation is measured primarily in terms of the Investment Team's ability to meet and exceed their performance objective (based either on the value-added target or a universe of peers) in accordance with certain thresholds.

While the incentive compensation of portfolio managers is entirely based on quantitative metrics, analyst incentive compensation will vary based on the experience level of the analysts. As such, more junior analysts are qualitatively assessed and compensated on their overall work ethic and the quality of their work outputs. A quantitative performance-based component is introduced throughout time and becomes an increasing portion of variable compensation until it is entirely quantitative and performance-based. The performance-based compensation is measured primarily in terms of the Investment Team's ability to meet and exceed their performance objective across our three flagship strategies relative to their benchmarks. The performance is measured gross of fee. Global Equity Strategy is measured relatively to MSCI World

(Net), International Equity Strategy is relatively to MSCI EAFE (Net), and U.S. Equity Strategy is relatively to S&P 500. Please see the percentage of Performance-based compensation as below.

% Of Performance-based Compensation	Period
5%	1 year
10%	2 years
20%	3 years
30%	4 years
35%	5 years

Ownership of Fund Shares. As of September 30, 2024, PineStone's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Disciplined Equity, or World Select Equity Funds.

Other Accounts. As of September 30, 2024, in addition to the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds, PineStone's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Nadim Rizk, CFA	5	$1,752	67	$37,814	44		$16,665
	0	$0	0	$0	1	*	$533
Andrew Chan, CIM	5	$1,752	67	$37,814	44		$16,665
	0	$0	0	$0	1	*	$533

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for conflicts of interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds, which may have different investment guidelines and objectives. In addition to the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of PineStone's management of the Lar Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds and other accounts, which, in theory, may allow PineStone to allocate investment opportunities in a way that favors other accounts over the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds. This conflict of interest may be exacerbated to the extent that PineStone or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds. PineStone (or its members, employees, and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds. To the extent a particular investment is suitable for both the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds and the other accounts, such investments will be allocated between the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds and the other accounts in a manner that PineStone determines is fair and equitable under the circumstances to all clients, including the Large Cap, Large Cap Disciplined Equity, and World Select Equity Funds.

To address and manage these potential conflicts of interest, PineStone has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each client is treated on a fair and equitable basis.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1583 (1/25)